================================================================================
                                                                    Exhibit 25.3

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

                             ----------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

48 Wall Street, New York, N.Y.                          10286
(Address of principal executive offices)                (Zip code)


                             ----------------------


                          CENTRAL FIDELITY BANKS, INC.
              (Exact name of obligor as specified in its charter)


Virginia                                                54-1091649
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

1021 East Cary Street
P.O. Box 27602
Richmond, Virginia                                      23261-7602
(Address of principal executive offices)                (Zip code)

                             ----------------------

                    Guarantee of Floating Rate Capital Trust
                      Pass-through Securities, Series A of
                        Central Fidelity Capital Trust I
                      (Title of the indenture securities)


================================================================================

1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

-----------------------------------------------------------------------------------
             Name                                       Address
-----------------------------------------------------------------------------------

     Superintendent of Banks of the State       2 Rector Street, New York,
     of New York                                N.Y.  10006, and Albany, N.Y. 12203


     Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                                N.Y.  10045

     Federal Deposit Insurance Corporation      Washington, D.C.  20429

     New York Clearing House Association        New York, New York 10005

     (b) Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 5th day of June, 1997.


                                        THE BANK OF NEW YORK



                                         By: /s/ WALTER N. GITLIN
                                            -----------------------------
                                            Name:  WALTER N. GITLIN
                                            Title: VICE PRESIDENT

--------------------------------------------------------------------------------
                                                                       EXHIBIT 7
                      Consolidated Report of Condition of              ---------
                              THE BANK OF NEW YORK
                    of 48 Wall Street, New York, N.Y. 10286
     And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business December 31, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                              Dollar Amounts
ASSETS                                                         in Thousands
Cash and balances due from depository institutions:
  Noninterest-bearing balances and
  currency and coin.........................................   $ 6,024,605
  Interest-bearing balances.................................       808,821
Securities:
  Held-to-maturity securities...............................     1,071,747
  Available-for-sale securities.............................     3,105,207
Federal funds sold in domestic offices of the
  bank:.....................................................     4,250,941
Loans and lease financing receivables:
  Loans and leases, net of unearned
    income ...................................... 31,962,915
  LESS: Allowance for loan and lease losses ........ 635,084
  LESS: Allocated transfer risk reserve................. 429
  Loans and leases, net of unearned income,
    allowance, and reserve .................................    31,327,402
Assets held in trading accounts.............................     1,539,612
Premises and fixed assets (including
  capitalized leases).......................................       692,317
Other real estate owned.....................................        22,123
Investments in unconsolidated subsidiaries
  and associated companies..................................       213,512
Customers' liability to this bank on
  acceptances outstanding...................................       985,297
Intangible assets...........................................       590,973
Other assets................................................     1,487,903
                                                               -----------
Total assets................................................   $52,120,460
                                                               ===========

LIABILITIES
Deposits:
  In domestic offices ......................................   $25,929,642
  Noninterest-bearing ........................... 11,245,050
  Interest-bearing .............................. 14,684,592
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs .................................    12,852,809
  Noninterest-bearing .............................. 552,203
  Interest-bearing .............................. 12,300,606
Federal funds purchased and securities sold
  under agreements to repurchase in domestic
  offices of the bank and of its Edge and
  Agreement subsidiaries, and in IBFs:
Federal funds purchased.....................................     1,360,877
Securities sold under agreements to repurchase..............       226,158
Demand notes issued to the U.S. Treasury....................       204,987
Trading liabilities.........................................     1,437,445
Other borrowed money:
  With original maturity of one year or less................     2,312,556
  With original maturity of more than one year..............        20,766
Bank's liability on acceptances executed and
  outstanding...............................................     1,014,717
Subordinated notes and debentures...........................     1,014,400
Other liabilities...........................................     1,721,291
                                                               -----------
Total liabilities...........................................    48,095,648
                                                               -----------

EQUITY CAPITAL
Common stock................................................       942,284
Surplus.....................................................       731,319
Undivided profits and capital reserves......................     2,354,095
Net unrealized holding gains (losses) on
  available-for-sale securities.............................         7,030
Cumulative foreign currency translation
  adjustments...............................................   (    9,916)
                                                               -----------
Total equity capital........................................     4,024,812
                                                               -----------
Total liabilities and equity capital .......................   $52,120,460
                                                               ===========

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                            Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

   J. Carter Bacot      )
   Thomas A. Renyi      )     Directors
   Alan R. Griffith     )

--------------------------------------------------------------------------------